Scottish Re

                            Scottish Re Group Limited

                                      2006
                                  THIRD QUARTER


                            Financial Data Supplement
                            Through the Third Quarter
                            Ended September 30, 2006
                                   (unaudited)

Scottish Re Group Limited

Financial Data Supplement Package
Table of Contents

Title                                                                     Page
------------------------------------------------------------------------- ------
Definitions and Notes                                                         1
Summary Financial Results                                                     2
Quarterly Consolidated Balance Sheets
  - Assets                                                                    3
  - Liabilities and Shareholders' Equity                                      4
Quarterly Consolidated Statements of Income (Loss)                            5
Supplemental Information
  - Net Operating Earnings (Loss)                                             6
  - Return on Equity                                                          6
  - Book Value per Share                                                      7
  - Segment Operating Results
    > North America                                                           8
    > International                                                           9
    > Corporate & Other                                                      10
  - International Segment Operating Revenues by Business Line                11
  - Life Reinsurance Key Operating Ratios
    > Current Quarter                                                        12
    > Year To Date                                                           13
  - Investments
    > Total Portfolio                                                        14
    > Core Portfolio (excluding Triple X Transactions)                       15
    > Funds Withheld at Interest                                             16
    > Triple X Transactions                                                  17
  - North America Life Reinsurance Inforce and Premiums                      18
  - North America Financial Solutions GAAP Reserves                          18
  - Collateral Finance Facilities:  Summary of Key Terms                  19-20
Financial Strength Ratings Summary                                           21
Analyst Coverage                                                             21
Investor Relations Contact                                                   21
------------------------------------------------------------------------- ------

                            Scottish Re Group Limited
                            -------------------------

                        Financial Data Supplement Package
                              Definitions and Notes

The following document contains supplemental quarterly financial and statistical information for the quarter and nine months ended September 30, 2006. This document is dated as of November 9, 2006. Scottish Re Group Limited and its affiliates ("Scottish Re") do not undertake any duty to update such information after such date.

The information reported herein was derived from Scottish Re's various administrative and financial reporting systems, but not necessarily its financial statements. These statistics attempt to measure only some of the many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

From time to time, Scottish Re provides additional financial information, which is available on its web site at www.scottishre.com.

Non-GAAP Financial Measures

Scottish Re uses various non-GAAP financial measures to assist it in managing its businesses. In this Financial Data Supplement, Scottish Re is pleased to share several of these measures, their definitions and reconciliations to their reported GAAP counterparts. While these items may be significant components in under- standing and assessing the Company's consolidated financial performance, operating results and financial condition, they are not a substitute for measures determined in accordance with GAAP. Reconciliations to GAAP measures and other definitions of calculations are provided below and elsewhere in this package.

o    Net operating earnings available to ordinary shareholders
     ---------------------------------------------------------
     The Company determines net operating earnings (loss) available to ordinary shareholders by adjusting net income (loss) available to ordinary shareholders by net realized capital gains and losses and the change in value of embedded derivatives, as adjusted for the related effects upon the amortization of deferred acquisition costs, and taxes related to these items as well as acquisition-related due diligence costs in 2004. This reconciliation is illustrated on page 6.

o    Return on equity
     ----------------
     The Company determines return on equity by dividing the trailing twelve months net operating earnings (loss) available to ordinary shareholders (see above) by average shareholders' equity, as adjusted for preferred shares, accumulated other comprehensive income (AOCI), fair value of embedded derivatives (net), and prepaid variable forward share contract (PVFSC). This calculation is illustrated on page 6.

o    Book value per share
     --------------------
     The Company calculates three related measures of book value per share as follows:
     1) Basic book value per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares and PVFSC, by end of period ordinary shares outstanding.
     2) Basic book value, excluding AOCI and fair value of embedded derivatives, per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares, PVFSC, AOCI, and fair value of embedded derivatives (net), by end of period ordinary shares outstanding.
     3) Fully converted book value per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares, PVFSC, AOCI, fair value of embedded derivatives (net), and net proceeds from the assumed conversion of various instruments into common shares by end of period ordinary shares outstanding, as adjusted by adding potential shares issued from the assumed exercise of various options and restricted stock units, and conversion of various instruments into common shares.

These book value per share calculations are illustrated on page 7.


                                                                           PAGE1

                                                    Scottish Re Group Limited

                                                    Summary Financial Results
                                (Stated in Thousands of United States Dollars, Except Share Data)
                                                           (unaudited)
------------------------------------------------------------------------------- ------------- ------------- ----------- -----------
                                                                                Three months  Three months  Nine months Nine months
                                                                                   ended         ended        ended       ended
------------------------------------------------------------------------------- ------------- ------------- ----------- -----------
Earnings                                                                         30-Sep-05     30-Sep-06    30-Sep-05   30-Sep-06
------------------------------------------------------------------------------- ------------- ------------- ----------- -----------
Net operating earnings (loss) available to ordinary shareholders (1)                 $32,636     ($23,953)     $79,281  ($139,984)
Net income (loss) available to ordinary shareholders                                 $31,918     ($30,490)     $66,929  ($142,834)
Net operating earnings (loss) per ordinary share:
  Basic                                                                                $0.72       ($0.42)       $1.84     ($2.56)
  Diluted                                                                              $0.67       ($0.42)       $1.68     ($2.56)
Net income (loss) per ordinary share:
  Basic                                                                                $0.70       ($0.54)       $1.56     ($2.61)
  Diluted                                                                              $0.66       ($0.54)       $1.42     ($2.61)

------------------------------------------------------------------------------- ------------- ------------- ----------- -----------
Share Data
------------------------------------------------------------------------------- ------------- ------------- ----------- -----------
Closing price per share                                                               $23.84        $10.87      $23.84      $10.87
Dividends declared per ordinary share                                                  $0.05         $0.00       $0.15       $0.10
Weighted average ordinary shares outstanding:
  Basic                                                                           45,517,832    56,933,566  43,004,046  54,708,914
  Diluted                                                                         48,543,262    56,933,566  47,080,247  54,708,914

------------------------------------------------------------------------------- ------------- ------------- ----------- -----------
Return on Equity (1)                                                             31-Dec-05     31-Mar-06    30-Jun-06   30-Sep-06
------------------------------------------------------------------------------- ------------- ------------- ----------- -----------
Return on average shareholders' equity, trailing twelve months                         13.0%         11.5%       -3.3%       -8.4%
------------------------------------------------------------------------------- ------------- ------------- ----------- -----------

------------------------------------------------------------------------------- ------------- ------------- ----------- -----------
Book Value per Share (2)
------------------------------------------------------------------------------- ------------- ------------- ----------- -----------
Basic book value per ordinary share                                                   $21.48        $20.80      $17.73      $19.13
Basic book value per ordinary share (excluding other comprehensive income
  and value of embedded derivatives)                                                  $21.89        $21.89      $19.45      $19.27
Fully converted book value per ordinary share (excluding other comprehensive
income and value of embedded derivatives)                                             $21.17        $21.13      $19.27      $18.94

------------------------------------------------------------------------------- ------------- ------------- ----------- -----------
(1) Please refer to page 6 for details on the calculation of these figures
(2) Please refer to page 7 for details on the calculation of these figures


                                                                                                                             PAGE 2

                                                     Scottish Re Group Limited
                                               Quarterly Consolidated Balance Sheets
                                 (stated in thousands of United States Dollars, Except Share Data)
                                                            (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                           30-Sep      31-Dec     31-Mar       30-Jun     30-Sep       31-Dec     31-Mar       30-Jun     30-Sep
                            2004        2004       2005         2005       2005         2005       2006         2006       2006
------------------------ ----------  ---------- ----------  ----------- -----------  ---------- -----------  ---------- -----------
ASSETS
 Fixed maturity
  investments            $2,797,450  $3,392,463  $4,445,745  $5,119,254  $5,062,020  $5,292,595  $6,066,176  $8,126,980  $7,526,756
 Preferred stock            125,082     125,204     124,537     130,231     156,422     133,804     131,722     128,137     129,977
 Cash and cash
  equivalents               191,016     794,639     831,078     320,531     486,527   1,420,205     690,076   1,563,341   1,356,092
 Other investments           16,412      16,250      24,979      24,594      49,759      54,619      64,141      64,701      65,130
 Funds withheld
  at interest             1,477,870   2,056,280   1,920,730   1,895,353   1,892,077   2,597,416   2,610,195   2,175,141    2,076,097
                         ----------  ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total investments         4,607,830   6,384,836   7,347,069   7,489,963   7,646,805   9,498,639   9,562,310  12,058,300  11,154,052
 Accrued interest
  receivable                 24,159      32,092      40,983      39,645      41,368      44,012      45,371      71,411      59,767
 Reinsurance balances
  and risk fees
  receivable                288,377     495,517     492,217     443,589     522,885     325,372     381,095     306,454     423,759
 Deferred acquisition
  costs                     411,880     417,306     491,643     477,449     505,506     594,583     620,385     643,211     620,412
 Amounts recoverable
  from reinsurers           703,288     680,956     766,207     792,296     731,578     551,288     605,241     532,000     570,834
 Present value of
  in-force business          38,349      62,164      60,500      58,752      56,763      54,743      53,826      52,924      51,471
 Goodwill                    34,125      34,125      34,125      34,125      34,125      34,125      34,125      34,125      34,125
 Other assets                24,241      38,926      61,161     188,715      63,488      87,198      94,719     124,349     172,072
 Current income tax
  receivable                 10,716       7,712       2,553       9,189      16,791           0           0           0           0
 Deferred tax benefit         9,623      15,030      25,289      11,729      34,805      55,453      79,435       5,901           0
 Segregated assets          740,220     783,573     774,162     799,329     772,526     760,707     780,132     776,048     739,410
                         ----------  ---------- ----------- ----------  ----------- ----------- ----------- ----------- -----------
TOTAL ASSETS             $6,892,808  $8,952,237 $10,095,909 $10,344,781 $10,426,640 $12,006,120 $12,256,639 $14,604,723 $13,825,902
------------------------ ----------  ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


                                                                                                                              PAGE 3

                                            Scottish Re Group Limited
                                Quarterly Consolidated Balance Sheets - continued
                        (stated in thousands of United States Dollars, Except Share Data)
                                                   (unaudited)
------------------------  ---------- ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
                            30-Sep     31-Dec      31-Mar     30-Jun      30-Sep      31-Dec      31-Mar       30-Jun     30-Sep
                             2004       2004        2005       2005         2005       2005        2006         2006       2006
------------------------  ---------- ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
LIABILITIES
 Reserves for future
  policy benefits         $1,602,348 $3,301,715  $3,537,190  $3,524,757  $3,592,779  $3,477,222  $3,539,016  $4,101,799  $3,663,489
 Interest sensitive
  contract liabilities     3,136,930  3,181,447   3,258,276   3,278,793   3,283,154   3,907,573   3,990,836   4,089,373   3,582,687
 Collateral finance
  facilities                 200,000    200,000   1,050,000   1,050,000   1,050,000   1,985,681   1,985,681   3,725,161   3,745,918
 Loans Payable                     0          0           0           0           0           0           0      64,856           0
 Accounts payable and
  other liabilites            52,155     68,311      61,623     115,782     104,413      83,130      70,750      71,528     101,862
 Reinsurance balances
  payable                     93,946    116,589     105,371     100,060     161,277     114,078     247,724     187,438     260,101
 Current income tax
  payable                          0          0           0           0           0       9,155       4,481       3,487       4,451
 7.00% convertible
  junior subordinated
  notes                            0     41,282      42,005           0           0           0           0           0           0
 Deferred tax
  liability                        0          0           0           0           0           0           0           0      47,106
 Long term debt              194,500    244,500     244,500     244,500     244,500     244,500     244,500     244,500     244,500
 Segregated liabilities      740,220    783,573     774,162     799,329     772,526     760,707     780,132     776,048     739,410
                          ---------- ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL LIABILITIES          6,020,099  7,937,417   9,073,127   9,113,221   9,208,649  10,582,046  10,863,120  13,264,190  12,389,524

Minority interest              9,535      9,697       9,844       9,920       9,977       9,305       9,334       9,284       9,329
Mezzanine equity             142,296    142,449     142,599     142,753     142,906     143,057     143,207     143,359     143,512

SHAREHOLDERS' EQUITY
  Ordinary shares, par
   value $0.01 per share         359        399         400         454        456          534         537         537         606
  Preferred shares, par
   value $0.01 per share           0          0           0     125,000    125,000      125,000     125,000     125,000     125,000
  Prepaid variable share
   forward contract                0          0           0           0          0            0           0     110,031           0
  Additional paid-in
   capital                   556,173    684,719     687,024     726,850    729,773      893,767     899,515     903,422   1,049,790
  Accumulated other
   comprehensive income       37,644     31,604       5,703      50,051      3,704       (9,991)    (55,386)    (95,799)     (6,068)
  Retained earnings          126,702    145,952     177,212     176,532    206,175      262,402     271,312     144,699     114,209
                          ---------- ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

TOTAL SHAREHOLDERS'
 EQUITY                      720,878    862,674     870,339   1,078,887   1,065,108   1,271,712   1,240,978   1,187,890   1,283,537

TOTAL LIABILITIES,
 MINORITY INTEREST,
 MEZZANINE EQUITY,
 AND SHAREHOLDERS'
 EQUITY                   $6,892,808 $8,952,237 $10,095,909 $10,344,781 $10,426,640 $12,006,120 $12,256,639 $14,604,723 $13,825,902

Ordinary shares
 outstanding              35,905,962 39,931,145  40,022,945  45,453,472  45,627,372  53,391,939  53,655,856  53,745,156  60,554,104
Preferred shares
 outstanding                       0          0           0   5,000,000   5,000,000   5,000,000   5,000,000   5,000,000   5,000,000
------------------------- ---------- ---------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


                                                                                                                             PAGE 4

                                                 Scottish Re Group Limited
                                     Quarterly Consolidated Statements of Income (Loss)
                                       (stated in thousands of United States Dollars)
                                                        (unaudited)
---------------------------------------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
For the Three Months Ended                30-Sep     31-Dec    31-Mar   30-Jun   30-Sep   31-Dec   31-Mar   30-Jun   30-Sep
                                           2004       2004      2005     2005     2005     2005     2006     2006     2006
---------------------------------------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------
REVENUES
  Premiums earned, net                    $146,263   $152,089  $463,680 $436,893 $470,094 $563,263 $449,021 $444,942 $453,521
  Investment income, net                    55,519     56,699   80,479   83,554   92,132   99,672  129,022  147,977  162,408
  Fee income                                 2,545      2,860    3,624    2,785    2,801    3,106    3,733    4,639    2,380
  Realized gains (losses)                  (3,398)    (4,640)    3,295      934    1,344  (1,835)  (13,601) (11,298) (1,072)
  Change in value of embedded
   derivatives, net                        (5,509)     4,105    5,485   (22,120) (2,631)  10,774   10,146    7,366   (5,891)
                                           -------     ------   ------  -------- -------  -------  -------   ------  -------
TOTAL REVENUES                             195,420    211,113  556,563  502,046  563,740  674,980  578,321  593,626  611,346

BENEFITS AND EXPENSES
  Claims and other policy benefits         104,701    103,109  363,273  311,493  356,127  411,612  374,463  372,101  377,713
  Interest credited to interest
   sensitive contract liabilities           27,685     29,182   30,642   31,723   36,724   33,879   42,701   55,399   42,423
  Acquisition costs and other
   insurance expenses, net                  38,889     40,292   91,642  122,494   91,214  118,425   87,531  104,872   86,241
  Operating expenses                        13,214     17,689   24,569   26,500   32,909   31,595   31,092   39,365   39,447
  Collateral finance facilities expense      1,385      1,339    7,420   11,821   13,230   15,675   31,087   47,236   67,323
  Interest expense                           3,352      3,891    5,594    4,813    5,690    4,641    4,893    7,066    5,005
  Due diligence costs                            0      4,643        0        0        0        0        0        0        0
                                                --     ------       --       --       --       --       --       --        -

TOTAL BENEFITS AND EXPENSES                189,226    200,145  523,140  508,844  535,894  615,827  571,767  626,039  618,152

Income (loss) from continuing
operations before
  income taxes and minority interest         6,194     10,968   33,423  (6,798)   27,846   59,153    6,554  (32,413)  (6,806)
Income tax benefit (expense)                 5,401     10,462      368    8,187    6,677    1,202    7,457  (89,043) (20,841)
                                            ------    -------     ----   ------   ------   ------   ------  -------- --------
Income (loss) from continuing
 operations before
 minority interest                          11,595     21,430   33,791    1,389   34,523   60,355   14,011  (121,456)(27,647)
Minority interest                              (17)      (176)    (371)     202     (113)     421     (162)     (134)    232
                                            ------    -------     ----   ------   ------   ------   ------  -------- --------
Income (loss) from continuing               11,578     21,254   33,420    1,591   34,410   60,776   13,849  (121,590)(27,415)
operations
Loss from discontinued operations                0       (208)       0        0        0        0        0        0        0
                                                --      -----       --       --       --       --       --       --       -
NET INCOME (LOSS)                           11,578     21,046   33,420    1,591   34,410   60,776   13,849  (121,590)(27,415)
Dividends declared on non-cumulative
perpetual preferred shares                       0          0        0        0   (2,492)  (2,266)  (2,266)  (2,265)  (2,266)
Imputed dividends on prepaid variable
  share forward contract                         0          0        0        0        0        0        0      (72)    (809)
                                                --         --       --       --       --       --       --     ----    -----
NET INCOME (LOSS) AVAILABLE TO
  ORDINARY SHAREHOLDERS                    $11,578    $21,046  $33,420   $1,591  $31,918  $58,510  $11,583  ($123,927($30,490)
---------------------------------------- ---------- ---------- -------- -------- -------- -------- -------- -------- --------

                                                                                                                             PAGE 5
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


                                                    Scottish Re Group Limited
                            Supplemental Information - Net Operating Earnings (Loss) and Return on Equity
                                  (stated in thousands of United States Dollars, Except Share Data)
                                                           (unaudited)
---------------------------- ------------- ------------ ----------- ---------- ---------- ---------- --------- ---------- ----------
For the Three Months Ended      30-Sep       31-Dec       31-Mar     30-Jun     30-Sep     31-Dec     31-Mar    30-Jun     30-Sep
                                 2004         2004         2005       2005       2005       2005       2006      2006       2006
---------------------------- ------------- ------------ ----------- ---------- ---------- ---------- --------- ---------- ----------
Net income (loss) available       $11,578      $21,046     $33,420     $1,591    $31,918    $58,510   $11,583  ($123,927)  ($30,490)
to ordinary shareholders
Subtract:
  Realized (gains) losses           3,398        4,640     (3,295)       (934)    (1,344)     1,835    13,601     11,298      1,072
  Change in value of
   embedded derivatives, net        5,509       (4,105)    (5,485)     22,120      2,631    (10,774)  (10,146)    (7,366)      5,891
  Taxes on realized
   gains/losses and
   change in value of
   embedded derivatives            (1,667)        1,172       2,290    (3,062)      (569)     1,207      (756)   (10,318)      (426)
  Due diligence costs
   (12/31/04: net of $579 tax)          0         4,064           0         0          0          0         0          0          0
                                       --        ------          --        --         --         --        --         --          -
Net operating earnings
(loss) available
  to ordinary shareholders        $18,818       $26,817     $26,930   $19,715    $32,636    $50,778   $14,282  ($130,313)  ($23,953)

Net operating earnings
  (loss) per share
  available to ordinary
  shareholders:
    Basic                           $0.52        $0.75       $0.67      $0.45      $0.72      $1.10     $0.27    ($2.43)    ($0.42)
    Diluted                         $0.51        $0.71       $0.60      $0.42      $0.67      $1.03     $0.25    ($2.43)    ($0.42)

Weighted average ordinary
shares outstanding:
  Basic                       35,869,413   35,981,436  39,970,965  43,462,385 45,517,832 46,312,567 53,434,484 53,720,242 56,933,566
  Diluted                     37,244,288   37,847,645  45,192,171  47,136,889 48,543,262 49,450,464 56,532,914 53,720,242 56,933,566
Return on average
shareholders' equity
(1) Numerator: Net operating
  earnings (loss) available
  to ordinary shareholders,
  trailing twelve months          $52,146      $80,360     $90,677    $92,280   $106,098   $130,059  $117,411  ($32,617)  ($89,206)
Total shareholders' equity       $720,878     $862,674    $870,339  $1,078,887 $1,065,108 $1,271,712 $1,240,978$1,187,890 $1,283,537
Subtract:
  Preferred shares                      0            0           0  (125,000)  (125,000)  (125,000)  (125,000) (125,000)  (125,000)
  Accumulated other
  comprehensive income (loss)     (37,644)     (31,604)     (5,703)   (50,051)    (3,704)      9,991    55,386     95,799      6,068
  Fair value of embedded
   derivatives, net                 7,169        4,220         332     18,599     20,875     11,810     2,984    (3,121)      1,980
  Prepaid variable share
   forward contract                     0            0           0          0          0          0         0   (110,031)         0
                                       --           --          --         --         --         --        --  ---------         -
Shareholders' equity for ROE      690,403      835,290     864,968    922,435    957,279  1,168,513  1,174,348 1,045,537  1,166,585
(2) Denominator:  Average        $668,059     $736,921    $761,134   $799,008   $823,841  $1,001,902 $1,019,658 $983,986  $1,061,932
shareholders' equity
Return on average
shareholders' equity (1) / (2)       7.8%        10.9%       11.9%      11.5%      12.9%      13.0%     11.5%      -3.3%      -8.4%
------------------------------ ----------- ------------ ----------- ---------- ---------- ---------- --------- ---------- ----------


                                                                                                                             PAGE 6

                                                 Scottish Re Group Limited
                                         Supplemental Information - Book Value per Share
                               (stated in thousands of United States Dollars, Except Share Data)
                                                          (unaudited)
---------------------------------------- ---------- ------------ ---------- --------- ---------- ---------- ---------- ----------
                                          31-Dec      31-Mar      30-Jun     30-Sep    31-Dec     31-Mar     30-Jun     30-Sep
                                           2004        2005        2005       2005      2005       2006       2006       2006
---------------------------------------- ---------- ------------ ---------- --------- ---------- ---------- ---------- ----------
Total shareholders' equity, end of        $862,674     $870,339  $1,078,887 $1,065,108 $1,271,712 $1,240,978 $1,187,890 $1,283,537
period
  Subtract: Preferred shares                     0            0  (125,000)  (125,000)  (125,000)  (125,000)  (125,000)  (125,000)
  Subtract: Prepaid variable share
   forward contract (PVSFC)                      0            0          0         0           0          0   (110,031)         0
                                                --           --         --        --          --         --  ---------         -
(1) Total shareholders' equity excl.       862,674      870,339    953,887   940,108   1,146,712  1,115,978    952,859  1,158,537
preferred shares & PVSFC
  Subtract: Accumulated other             (31,604)      (5,703)   (50,051)   (3,704)       9,991     55,386     95,799      6,068
comprehensive income (AOCI)
  Subtract: Fair value of embedded
   derivatives, net                          4,220          332     18,599    20,875      11,810      2,984     (3,121)     1,980
                                            ------         ----    -------   -------     -------     ------    -------     -----
(2) Total shareholders' equity excl. preferred shares, PVFSC,
  AOCI, and fair value of embedded
   derivatives                             835,290      864,968    922,435   957,279   1,168,513  1,174,348  1,045,537  1,166,585
Add net proceeds from assumed:
  Conversion of options                     37,085       46,926     46,090    49,336      48,374     45,072     43,247     37,033
  Conversion of warrants                    39,782       39,782     39,750    39,750      39,750     39,750     39,750     39,750
  Conversion of mezzanine equity           143,750      143,750    143,750   143,750     143,750    143,750    143,750    143,750
  Prepaid variable share forward
   contract                                      0            0          0         0           0          0    150,000          0
  Conversion of 4.5% senior
   convertible notes                             0            0          0         0           0          0          0          0
  Conversion of 7% convertible notes        41,282       42,005          0         0           0          0          0          0
                                           -------      -------         --        --          --         --         --         -
(3) Converted shareholders' equity
  excl. preferred shares,
  PVSFC, AOCI, and fair value of
  embedded derivatives                  $1,097,189  $1,137,431  $1,152,025 $1,190,115 $1,400,387 $1,402,920 $1,422,284 $1,387,118
(4) Ordinary shares outstanding, end
  of period                             39,931,145  40,022,945  45,453,472 45,627,372 53,391,939 53,655,856 53,745,156 60,554,104
Add potential shares issued from assumed:
  Exercise of options and restricted
   stock units                           2,491,236    3,059,836  3,199,936  3,359,436  3,390,936  3,320,020  3,164,021  2,575,732
  Conversion of warrants                 5,856,431    5,856,431  2,650,000  2,650,000  2,650,000  2,650,000  2,650,000  2,650,000
  Conversion of mezzanine equity         6,099,025    6,383,214  6,099,025  6,099,025  6,099,025  6,099,025  7,440,500  7,440,500
  Conversion of 4.5% senior
    convertible notes                            0            0          0   473,273     612,780    661,870    217,817          0
  Prepaid variable share forward
    contract                                     0            0          0         0           0          0  6,578,947          0
  Conversion of 7% convertible notes     2,130,709    2,167,996          0         0           0          0          0          0
                                         ----------  ----------         --        --          --         --         --         -
(5) Fully converted ordinary shares
   outstanding                           56,508,546  57,490,422  57,402,433 58,209,106 66,144,680 66,386,771 73,796,441 73,220,336
Basic book value per ordinary share
  (1) / (4)                                  $21.60       $21.75     $20.99    $20.60      $21.48     $20.80     $17.73     $19.13
Basic book value, excl. AOCI, and fair
  value of embedded derivatives,
  per share (2)  / (4)                       $20.92       $21.61     $20.29    $20.98      $21.89     $21.89     $19.45     $19.27
Fully converted book value, excl. AOCI
 and fair value
 of embedded derivatives, per share
 (3) / (5)                                   $19.42       $19.78     $20.07    $20.45      $21.17     $21.13     $19.27     $18.94
---------------------------------------- ---------- ------------ ---------- ---------  ---------- ---------- ---------- ----------


                                                                                                                             PAGE 7


                                                 Scottish Re Group Limited
                    Supplemental Information - Segment Operating Results: Life Reinsurance North America
                                       (stated in thousands of United States Dollars)
                                                        (unaudited)

--------------------------------- ------------ ---------- --------- ---------- -------- -------- --------- --------- --------
For the Three Months Ended          30-Sep      31-Dec     31-Mar    30-Jun    30-Sep   31-Dec    31-Mar    30-Jun   30-Sep
                                     2004        2004       2005      2005      2005     2005      2006      2006     2006
--------------------------------- ------------ ---------- --------- ---------- -------- -------- --------- --------- --------
REVENUES
  Premiums earned, net               $120,480   $113,629  $437,095   $408,877  $427,224 $541,679 $428,918  $407,549  $421,707
  Investment income, net               53,250     54,374    77,531     80,956   88,490   94,562   123,941   136,763  151,872
  Fee income                            1,445      2,073     2,900      2,007    2,010    2,316     3,017     3,879    1,620
  Realized gains (losses)             (1,289)    (6,826)     1,442      2,208    (160)  (2,369)  (13,919)   (5,479)      173
  Change in value of embedded
    derivatives, net                  (5,509)     4,105     5,485    (22,120)  (2,631)  10,774    10,146     7,366   (5,891)
                                      -------     ------    ------   --------  -------  -------   -------    ------  -------
TOTAL REVENUES                        168,377    167,355   524,453    471,928  514,933  646,962   552,103   550,078  569,481

BENEFITS AND EXPENSES
  Claims and other policy benefits     88,070     78,171   344,188    293,599  330,035  397,777   347,280   338,626  360,968
  Interest credited to interest
   sensitive contract
   liabilities                         27,685     29,182    30,642     31,723   36,724   33,879    42,701    55,399   42,423
  Acquisition costs and other
   insurance expenses, net             35,001     31,477    88,278    117,927   80,762  114,025    84,408    97,280   74,082
  Operating expenses                    4,437      4,865    11,673     10,221   12,981   13,974    14,592    14,538   14,569
  Collateral finance facilities
    expense                             1,385      1,339     6,185     10,448   11,850   14,630    30,543    45,891   63,866
  Interest expense                      1,266      1,713     2,708      2,657    3,062    2,396     2,562     3,038    2,986
  Due diligence costs                      0          0         0          0        0        0         0         0        0
                                           --         --        --         --       --       --        --        --       -
TOTAL BENEFITS AND EXPENSES           157,844    146,747   483,674    466,575  475,414  576,681   522,086   554,772  558,894

Income (loss) from continuing
 operations before income taxes
  and minority interest               $10,533    $20,608   $40,779     $5,353  $39,519  $70,281   $30,017  ($4,694)  $10,587
Pre-tax operating earnings (loss)
  Pre-tax income (loss)               $10,533    $20,608   $40,779     $5,353  $39,519  $70,281   $30,017  ($4,694)  $10,587
  Realized losses (gains)               1,289      6,826   (1,442)    (2,208)      160    2,369    13,919     5,479    (173)
  Change in value of embedded           5,509     (4,105)   (5,485)    22,120    2,631   (10,774) (10,146)   (7,366)   5,891
    derivatives, net                   ------    -------   -------    -------   ------  -------- --------   -------   -----
Pre-tax operating earnings (loss)     $17,331    $23,329   $33,852    $25,265  $42,310  $61,876   $33,790  ($6,581)  $16,305
--------------------------------- ------------ ---------- --------- ---------- -------- -------- --------- --------- --------

                                                                                                                             PAGE 8


                                                 Scottish Re Group Limited
                    Supplemental Information - Segment Operating Results: Life Reinsurance International
                                       (stated in thousands of United States Dollars)
                                                        (unaudited)
-----------------------------------------------------------------------------------------------------------------------------
For the Three Months Ended          30-Sep      31-Dec     31-Mar    30-Jun    30-Sep   31-Dec    31-Mar    30-Jun   30-Sep
--------------------------------- ------------ ---------- --------- ---------- -------- -------- --------- --------- --------
                                     2004        2004       2005      2005      2005     2005      2006      2006     2006
--------------------------------- ------------ ---------- --------- ---------- -------- -------- --------- --------- --------
REVENUES
  Premiums earned, net                $25,783    $38,460   $26,585    $28,016  $42,870  $21,584   $20,103   $37,393  $31,814
  Investment income, net                2,105      2,195     2,590      2,352    2,734    3,812     2,989     8,971    8,528
  Fee income                                0        (2)         0          0        0        0         0         0        0
  Realized gains (losses)                  67      1,959       497         88     (82)      760   (1,138)   (6,908)  (2,832)
  Change in value of embedded
    derivatives, net                        0          0         0          0        0        0         0         0        0
                                           --         --        --         --       --       --        --        --       -
TOTAL REVENUES                         27,955     42,612    29,672     30,456   45,522   26,156    21,954    39,456   37,510

BENEFITS AND EXPENSES
  Claims and other policy benefits     16,631     24,938    19,085     17,894   26,092   13,835    27,183    33,475   16,745
  Interest credited to interest
   sensitive contract liabilities            0          0         0          0        0        0         0         0        0
  Acquisition costs and other
   insurance expenses, net               3,438      8,390     2,845      4,053    9,933    3,891     2,817     6,185    9,396
  Operating expenses                    4,941      5,692     5,849      7,285    6,728    5,414     5,777     7,874    7,678
  Collateral finance facilities
   expense                                  0          0         0          0        0        0         0         0        0
  Interest expense                          0          0         0          0        0        0         0         0        0
  Due diligence costs                       0          0         0          0        0        0         0         0        0
                                           --         --        --         --       --       --        --        --       -
TOTAL BENEFITS AND EXPENSES            25,010     39,020    27,779     29,232   42,753   23,140    35,777    47,534   33,819

Income (loss) from continuing
operations before
  income taxes and minority
  interest                             $2,945     $3,592    $1,893     $1,224   $2,769   $3,016  ($13,823) ($8,078)   $3,691
Pre-tax operating earnings
(loss)
  Pre-tax income (loss)                $2,945     $3,592    $1,893     $1,224   $2,769   $3,016  ($13,823) ($8,078)   $3,691
  Realized losses (gains)                (67)    (1,959)     (497)       (88)       82    (760)     1,138     6,908    2,832
  Change in value of embedded
   derivatives, net                         0          0         0          0        0        0         0         0        0
                                           --         --        --         --       --       --        --        --       -
Pre-tax operating earnings (loss)      $2,878     $1,633    $1,396     $1,136   $2,851   $2,256  ($12,685) ($1,170)   $6,523
--------------------------------- ------------ ---------- --------- ---------- -------- -------- --------- --------- --------

                                                                                                                             PAGE 9


                                                    Scottish Re Group Limited
                              Supplemental Information - Segment Operating Results: Corporate & Other
                                           (stated in thousands of United States Dollars)
                                                           (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
For the Three Months Ended          30-Sep      31-Dec     31-Mar    30-Jun     30-Sep     31-Dec     31-Mar     30-Jun    30-Sep
                                     2004        2004       2005      2005       2005       2005       2006       2006      2006
--------------------------------- ------------ ---------- --------- ---------- ---------- ---------- ---------- --------- ----------
REVENUES
  Premiums earned, net                     $0         $0        $0         $0         $0         $0         $0        $0         $0
  Investment income, net                  164        130       358        246        908      1,298      2,092     2,243      2,008
  Fee income                            1,100        789       724        778        791        790        716       760        760
  Realized gains (losses)             (2,176)        227     1,356    (1,362)      1,586      (226)      1,456     1,089      1,587
  Change in value of embedded              0          0         0          0          0          0          0         0          0
   derivatives, net                        --         --        --         --         --         --         --        --         -
TOTAL REVENUES                          (912)      1,146     2,438      (338)      3,285      1,862      4,264     4,092      4,355

BENEFITS AND EXPENSES
  Claims and other policy
    benefits                                0          0         0          0          0          0          0         0          0
  Interest credited to interest
    sensitive
    contract liabilities                    0          0         0          0          0          0          0         0          0
  Acquisition costs and other             450        425       519        514        519        509        306     1,407      2,763
insurance expenses, net
  Operating expenses                    3,836      7,132     7,047      8,994     13,200     12,207     10,723    16,953     17,200
  Collateral finance facilities             0                1,235      1,373      1,380      1,045        544     1,345      3,457
expense
  Interest expense                      2,086      2,178     2,886      2,156      2,628      2,245      2,331     4,028      2,019
  Due diligence costs                      0      4,643         0          0          0          0          0         0          0
                                           --     ------        --         --         --         --         --        --         -
TOTAL BENEFITS AND EXPENSES             6,372     14,378    11,687     13,037     17,727     16,006     13,904    23,733     25,439

Income (loss) from continuing
operations before
  income taxes and minority
  interest                           ($7,284)  ($13,232)  ($9,249)  ($13,375)  ($14,442)  ($14,144)   ($9,640)  ($19,641) ($21,084)
Pre-tax operating earnings
(loss)
  Pre-tax income (loss)              ($7,284)  ($13,232)  ($9,249)  ($13,375)  ($14,442)  ($14,144)   ($9,640)  ($19,641) ($21,084)
  Realized losses (gains)               2,176      (227)   (1,356)      1,362    (1,586)        226    (1,456)   (1,089)    (1,587)
  Change in value of embedded
  derivatives, net                         0          0         0          0          0          0          0         0          0
                                          --         --        --         --         --         --         --        --         -

Pre-tax operating earnings (loss)    ($5,108)  ($13,459)  ($10,605) ($12,013)  ($16,028)  ($13,918)  ($11,096)  ($20,730) ($22,671)
-------------------------------- ------------ ---------- --------- ---------- ---------- ---------- ---------- --------- ----------

                                                                                                                            PAGE 10


                                                          Scottish Re Group Limited
                             Supplemental Information - International Segment Operating Revenues by Business Line
                                                (stated in thousands of United States Dollars)
                                                                 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                           Nine        Nine      Three      Three                              Nine      Nine      Three     Three
                          months      months     months    months                             months    months    months    months
                           ended       ended     ended      ended                             ended      ended     ended     ended
------------------------- ---------- ---------- --------- ---------- ----------------------- --------- ---------- -------- ---------
Operating Revenues        30-Sep-05  30-Sep-06  30-Sep-05 30-Sep-06  Operating Revenues     30-Sep-05 30-Sep-06 30-Sep-0530-Sep-06
------------------------- ---------- ---------- --------- ---------- ----------------------- --------- ---------- -------- ---------
NORTH AMERICA (1)                                                    MIDDLE EAST (2)
-----------------                                                    ---------------
  Premiums earned, net      $16,399    $17,685    $6,010     $6,206  Premiums earned, net     $15,791    $17,728   $4,748     $6,266
  Investment income, net     1,068      1,403       371        560   Investment income,           727      1,226      289        473
                          ---------- ---------- --------- ---------- ----------------------- --------- ---------- -------- ---------
TOTAL                       $17,467    $19,088    $6,381     $6,766  TOTAL                    $16,518    $18,954   $5,037     $6,739
------------------------- ---------- ---------- --------- ---------- ----------------------- --------- ---------- -------- ---------
GLOBAL AVIATION (3)                                                  ASIA (4)
-------------------                                                  --------
  Premiums earned, net      $24,357    $13,174    $7,882     $6,081  Premiums earned, net      $2,508     $4,249     $730     $1,058
  Investment income, net       653        549       269        187   Investment income, net        42        134       20         41
                          ---------- ---------- --------- ---------- ----------------------- --------- ---------- -------- ---------
TOTAL                       $25,010    $13,723    $8,151     $6,268  TOTAL                     $2,550     $4,383     $750     $1,099
------------------------- ---------- ---------- --------- ---------- ----------------------- --------- ---------- -------- ---------
UK & IRELAND TREATIES (5)                                            UK & IRELAND ANNUITIES (6)
-------------------------                                            ---------------------------
  Premiums earned, net       $2,113     $8,824      $674     $4,693  Premiums earned, net          $0         $0       $0         $0
  Investment income, net        59        254        18        129   Investment income, net         0     11,332        0      5,111
                          ---------- ---------- --------- ---------- ----------------------- --------- ---------- -------- ---------
TOTAL                        $2,172     $9,078      $692     $4,822  TOTAL                         $0    $11,332       $0     $5,111
------------------------- ---------- ---------- --------- ---------- ----------------------- --------- ---------- -------- ---------
OTHER (7)                                                            TOTAL
---------                                                            -----
  Premiums earned, net      $36,303    $27,650   $22,826     $7,510  Premiums earned, net     $97,471    $89,310  $42,870    $31,814
  Investment income, net     5,127      5,590     1,767      2,027   Investment income, net     7,676     20,488    2,734      8,528
                          ---------- ---------- --------- ---------- ----------------------- --------- ---------- -------- ---------
TOTAL                       $41,430    $33,240   $24,593     $9,537  TOTAL                   $105,147   $109,798  $45,604    $40,342
------------------------------------------------------------------------------------------------------------------------------------
Notes
-----
(1) Represents assumed retroceded reinsurance on North American lives written mainly in 2002 and prior; currently in runoff
(2) Primarily Group business
(3) Represents aircrew loss of license business, primarily UK, Ireland, and Europe
(4) Represents primarily Japanese Kyosai business
(5) Represents long term life reinsurance treaties
(6) Represents reinsured annuity business
(7) Represents Other European, African, Latin American, Asian, and Middle Eastern business in runoff

                                                                                                                            PAGE 11



                                                Scottish Re Group Limited
                             Supplemental Information - Life Reinsurance Key Operating Ratios
                                      (stated in thousands of United States Dollars)
                                                       (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                          Three Months Ended 30-Sept-06
                                           North America                 International            Total
                                    Traditional       Financial   Traditional  Financial Traditional Financial Corporate
                                     Solutions        Solutions    Solutions   Solutions Solutions   Solutions & Other  Total
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
  (1) Premiums earned, net                  $411,801      $9,906       $31,814        $0   $443,615   $9,906        $0   $453,521
  Investment income, net                      98,559      53,313        $3,398    $5,130    101,957   58,443     2,008     162,408
                                             -------     -------       -------   -------   --------  -------    ------   ---------
  (2) TOTAL OPERATING REVENUES              $510,360     $63,219       $35,212    $5,130   $545,572  $68,349    $2,008    $615,929
BENEFITS AND EXPENSES
  (3) Claims and other policy               $357,001      $3,967       $10,854    $5,891   $367,855   $9,858        $0    $377,713
benefits
  (4) Interest credited to                        $0     $42,423            $0        $0         $0  $42,423        $0     $42,423
interest sensitive contract
liabilities
  (5) Acquisition costs and                  $68,616      $5,466        $9,391        $5    $78,007   $5,471    $2,763     $86,241
other insurance expenses, net
RATIOS
Benefit Ratio (1)                              86.7%       73.4%         34.1%    114.8%      82.9%    76.5%       n/a       68.2%
Acquisition Ratio (2)                          16.7%        8.6%         29.5%      0.1%      17.6%     8.0%       n/a       14.0%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Three Months Ended 30-Sept-05
                                           North America                 International            Total
                                    Traditional       Financial   Traditional  Financial Traditional Financial  Corporate
                                     Solutions        Solutions    Solutions   Solutions Solutions   Solutions & Other  Total
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
  (1) Premiums earned, net                  $419,846      $7,378       $42,870      $0   $462,716   $7,378        $0   $470,094
  Investment income, net                      42,717      45,773        $2,734      $0     45,451   45,773       908     92,132
                                             -------     -------       -------     ---    -------  -------      ----   --------
  (2) TOTAL OPERATING REVENUES              $462,563     $53,151       $45,604      $0   $508,167  $53,151      $908   $562,226
BENEFITS AND EXPENSES
  (3) Claims and other policy               $318,648     $11,387       $26,092      $0   $344,740  $11,387        $0   $356,127
benefits
  (4) Interest credited to                        $0     $36,724            $0      $0         $0  $36,724        $0    $36,724
interest sensitive contract
liabilities
  (5) Acquisition costs and                  $75,305      $5,457        $9,933      $0    $85,238   $5,457      $519    $91,214
other insurance expenses, net
RATIOS
Benefit Ratio (1)                              75.9%       90.5%         60.9%     n/a      74.5%    90.5%       n/a     69.9%
Acquisition Ratio (2)                          17.9%       10.3%         23.2%     n/a      18.4%    10.3%       n/a     16.2%
------------------------------------------------------------------------------------------------------------------------------------

(1) Traditional Solutions: (3) / (1), Financial Solutions: [(3) + (4)] / (2), Total: [(3) + (4)] / (2)
(2) Traditional Solutions: (5) / (1), Financial Solutions: (5) / (2), Total: (5) / (2)

                                                                                                                            PAGE 12

                                                      Scottish Re Group Limited
                                       Supplemental Information - Life Reinsurance Key Operating Ratios
                                              (stated in thousands of United States Dollars)
                                                               (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Nine Months Ended 30-Sep-06
                                        North America                 International                  Total
                           -----------------------------------  ----------------------- ---------------------------------- --------
                              Traditional         Financial      Traditional   Financial Traditional  Financial  Corporate
                               Solutions          Solutions       Solutions    Solutions  Solutions   Solutions   & Other    Total
-------------------------- -------------------- --------------- -------------- --------- ------------ ---------- ---------- --------
REVENUES
 (1) Premiums earned,
     net                         $1,231,856         $26,318        $89,310        $0   $1,321,166    $26,318          0   $1,347,484
 Investment income, net             238,654         173,922          9,137    11,351      247,791    185,273      6,343      439,407
                                   --------        --------         ------   -------     --------   --------     ------  -----------
 (2) TOTAL OPERATING
     REVENUES                    $1,470,510        $200,240        $98,447   $11,351   $1,568,957   $211,591     $6,343   $1,786,891

BENEFITS AND EXPENSES
 (3) Claims and other
     policy benefits             $1,021,216         $25,658        $66,013   $11,390   $1,087,229    $37,048         $0   $1,124,277
 (4) Interest credited to
     interest sensitive
     contract liabilities                $0        $140,523             $0        $0           $0   $140,523         $0     $140,523
 (5) Acquisition costs
     and other insurance
     expenses, net                 $220,139         $35,631        $18,393        $5     $238,532    $35,636     $4,476     $278,644

RATIOS
Benefit Ratio (1)                     82.9%           83.0%          73.9%    100.3%        82.3%      83.9%        n/a        70.8%
Acquisition Ratio (2)                 17.9%           17.8%          20.6%      0.0%        18.1%      16.8%        n/a        15.6%
-------------------------------------------- --------------- -------------- --------- ------------ ---------- ---------- -----------


-------------------------------------------- --------------- -------------- --------- ------------ ---------- ---------- -----------
                                                    Nine Months Ended  30-Sep-05
                                       North America                 International                 Total
                           -------------------------------  ----------------------- ---------------------------------- ------------
                             Traditional         Financial      Traditional   Financial Traditional  Financial  Corporate
                              Solutions          Solutions       Solutions    Solutions  Solutions   Solutions   & Other    Total
-------------------------- ---------------- --------------- -------------- --------- ------------ ---------- ---------- -----------
REVENUES
  (1) Premiums earned, net       $1,236,994         $36,202        $97,471        $0   $1,334,465    $36,202         $0  $1,370,667
  Investment income, net            109,721         137,256          7,676         0      117,397    137,256      $1,512    256,165
                           ----------------- --------------- -------------- --------- ------------ ---------- ---------- ----------
  (2) TOTAL OPERATING
      REVENUES                   $1,346,715        $173,458       $105,147        $0   $1,451,862   $173,458     $1,512  $1,626,832

BENEFITS AND EXPENSES
  (3) Claims and other
      policy benefits              $926,217         $41,605        $63,071        $0     $989,288    $41,605         $0  $1,030,893
  (4) Interest credited to
      interest sensitive
      contract liabilities               $0         $99,089             $0        $0           $0    $99,089         $0     $99,089

  (5) Acquisition costs
      and other insurance
      expenses, net                $256,373         $30,594        $16,831        $0     $273,204    $30,594     $1,552    $305,350

RATIOS
Benefit Ratio (1)                     74.9%           81.1%          64.7%       n/a        74.1%      81.1%        n/a       69.5%
Acquisition Ratio (2)                 20.7%           17.6%          17.3%       n/a        20.5%      17.6%        n/a       18.8%
-------------------------- ----------------- --------------- -------------- --------- ------------ ---------- ---------- -----------

(1) Traditional Solutions: (3) / (1), Financial Solutions: [(3) + (4)] / (2), Total: [(3) + (4)] / (2)
(2) Traditional Solutions: (5) / (1), Financial Solutions: (5) / (2), Total: (5) / (2)

                                                                                                                            PAGE 13

                            Scottish Re Group Limited
                     Supplemental Information - Investments
                  (stated in millions of United States Dollars)
                                   (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                          30-Sep-05         31-Dec-05        31-Mar-06         30-Jun-06         30-Sep-06
                                           Market            Market           Market            Market           Market
                                           Value      %      Value      %      Value      %     Value      %      Value     %
----------------------------------------- --------- ------- --------- ------ ---------- ------ --------- ------- -------- ----------
TOTAL PORTFOLIO

  BY RATINGS
    AAA                                   $2,666.2   35.6%  $3,723.5   40.0%   $3,605.1  38.8%  $4,591.4   39.0%  $4,246.8    39.0%
    AA                                       869.0   11.6%   1,215.0   13.1%    1,275.4  13.7%   2,099.6   17.9%   2,168.8    19.9%
    A                                      2,137.0   28.6%   2,388.6   25.7%    2,405.4  25.9%   3,102.5   26.4%   2,655.1    24.4%
    BBB                                    1,578.8   21.1%   1,763.4   18.9%    1,790.9  19.3%   1,761.0   15.0%   1,613.9    14.8%
    BB and below                             110.7    1.5%     106.0    1.1%      105.7   1.1%      98.6    0.8%     101.3     0.9%
     Subtotal                              7,361.7   98.4%   9,196.5   98.8%    9,182.5  98.8%  11,653.1   99.1%  10,785.9    99.0%
    Commercial mortgage loans                123.0    1.6%     112.6    1.2%      108.0   1.2%     105.5    0.9%     103.5     1.0%
                                          --------- ------- --------- ------ ---------- ------ --------- ------- --------- --------
  TOTAL                                   $7,484.7  100.0%  $9,309.1  100.0%   $9,290.5 100.0% $11,758.6  100.0% $10,889.4   100.0%
----------------------------------------- --------- ------- --------- ------ ---------- ------ --------- ------- --------- --------

----------------------------------------- ----------------- ---------------- ----------------- ----------------- -----------------
  Weighted Average Rating                       AA-               AA-              AA-               AA-               AA-
----------------------------------------- ----------------- ---------------- ----------------- ----------------- -----------------

----------------------------------------- --------- ------- --------- ------ ---------- ------ --------- ------- -------- --------
  BY SECTOR
    U.S. Treasury securities and U.S.
     government agency obligations           $64.8    0.9%    $110.1    1.2%     $267.0   2.9%    $180.3    1.5%   $111.4      1.0%
    Corporate securities                   3,167.4   42.3%   3,688.3   39.6%    3,632.4  39.1%   4,378.4   37.2%  4,049.8     37.2%
    Municipal bonds                           69.6    0.9%      70.6    0.8%       73.3   0.8%      80.2    0.7%     82.2      0.8%
    Mortgage and asset-backed securities   3,526.0   47.1%   3,745.2   40.2%    4,464.4  48.0%   5,408.0   46.0%  5,275.8     48.4%
    Preferred stock                          159.9    2.1%     137.0    1.5%      135.0   1.4%     130.8    1.1%    132.7      1.2%
    Commercial mortgage loans                123.0    1.7%     112.6    1.2%      108.0   1.2%     105.5    0.9%    103.5      1.0%
                                          --------- ------- --------- ------ ---------- ------ --------- ------- --------- --------
     Subtotal                             $7,110.7   95.0%  $7,863.8   84.5%   $8,680.1  93.4% $10,283.2   87.4%  $9,755.4    89.6%
    Cash                                     374.0     5.0%  1,445.3   15.5%      610.4   6.6%   1,475.4   12.6%   1,134.0    10.4%
                                          --------- ------- --------- ------ ---------- ------ --------- ------- ---------  -------
  TOTAL                                   $7,484.7  100.0%  $9,309.1  100.0%   $9,290.5 100.0% $11,758.6  100.0% $10,889.4   100.0%
----------------------------------------- --------- ------- --------- ------ ---------- ------ --------- ------- ---------  -------
  Weighted Average Book Yield                     5.1%             5.1%              5.3%              5.5%             5.6%
  Option Adjusted Duration (years)                3.9              3.6               3.5               3.4               3.3
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            PAGE 14

                                               Scottish Re Group Limited
                                   Supplemental Information - Investments continued
                                     (stated in millions of United States Dollars)
                                                      (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                                           30-Sep-05          31-Dec-05        31-Mar-06         30-Jun-06        30-Sep-06
                                             Market            Market           Market            Market           Market
                                             Value       %     Value      %      Value      %     Value      %     Value      %
------------------------------------------ ----------- ------ --------- ------ ---------- ------ --------- ------ --------- -------
CORE PORTFOLIO EXCL. TRIPLE X
------------------------------
TRANSACTIONS  (1)
  BY RATINGS
    AAA                                      $1,280.1   31.7%  $1,208.9   30.7%  $1,284.5   32.5% $1,119.7  26.0%  $1,114.5   33.8%
    AA                                          419.0   10.4%     416.5  1 0.6%     405.0   10.3%    540.7  12.6%     386.0   11.7%
    A                                         1,364.2   33.8%   1,316.8  3 3.5%   1,277.9   32.4%  1,629.0  37.9%     943.8   28.6%
    BBB                                         941.0   23.4%     965.1   24.5%     954.4   24.1%    983.1  22.9%     833.1   25.2%
    BB and below                                 28.1    0.7%      28.0    0.7%      27.7    0.7%     24.4   0.6%      24.0    0.7%
                                           ----------- ------ --------- ------ ---------- ------ --------- ------ --------- -------
  TOTAL                                      $4,032.4  100.0%  $3,935.3  100.0%  $3,949.5  100.0% $4,296.9 100.0%  $3,301.4  100.0%
------------------------------------------ ----------- ------ --------- ------ ---------- ------ --------- ------ --------- -------

------------------------------------------ ------------------ ---------------- ----------------- ---------------- -----------------
  Weighted Average Rating                         A+                A+                A+               A+               AA-
------------------------------------------ ------------------ ---------------- ----------------- ---------------- -----------------
  BY SECTOR
    U.S. Treasury securities
     and U.S. government agency
     obligations                                $28.9    0.7%     $31.2   0.8%      $27.5   0.7%     $88.9   2.1%     $12.5    0.4%
    Corporate securities                      1,744.1   43.3%   1,701.4  43.2%    1,685.1  42.7%   2,074.9  48.3%   1,584.3   48.0%
    Municipal bonds                              36.5    0.9%      36.5   0.9%       35.4   0.9%      37.5   0.9%      38.2    1.1%
    Mortgage and asset-backed
     securities                               1,732.4   43.0%   1,679.1  42.7%    1,693.4  42.9%   1,791.0  41.6%   1,273.8   38.6%
    Preferred stock                             156.4    3.9%     133.8   3.4%      131.7    3.3%    128.2   3.0%     129.9    3.9%
                                           ----------- ------ --------- ------ ---------- ------ --------- ------ --------- -------
     Subtotal                                $3,698.3   91.8%  $3,582.0  91.0%   $3,573.1  90.5%  $4,120.5  95.9%  $3,038.7   92.0%
    Cash                                        334.1    8.2%     353.3   9.0%      376.4   9.5%     176.4   4.1%     262.7    8.0%
                                           ----------- ------ --------- ------ ---------- ------ --------- ------ --------- -------
  TOTAL                                      $4,032.4  100.0%  $3,935.3 100.0%   $3,949.5  100.0% $4,296.9 100.0%  $3,301.4  100.0%
------------------------------------------ ----------- ------ --------- ------ ---------- ------ --------- ------ --------- -------
  Weighted Average Book Yield                    5.0%              5.1%              5.2%             5.5%              5.4%
  Option Adjusted Duration (years)                4.2               4.0              4.0               4.8              4.4
------------------------------------------------------ ------ --------- ------ ---------- ------ --------- ------ --------- -------
(1) Consists of assets backing life reinsurance business and capital accounts only

                                                                                                                            PAGE 15


                                             Scottish Re Group Limited
                                 Supplemental Information - Investments continued
                                    (stated in millions of United States Dollars)
                                                    (unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                     30-Sep-05            31-Dec-05            31-Mar-06         30-Jun-06        30-Sep-06
                                       Market               Market              Market            Market           Market
                                       Value        %       Value        %      Value      %      Value      %     Value      %
------------------------------------ ----------- -------- ----------- -------- --------- ------- --------- ------ --------- ------
FUNDS WITHHELD AT INTEREST (1)
------------------------------
  BY RATINGS
    AAA                                  $433.0    22.8%      $706.0    27.5%    $630.5   24.9%    $504.0   23.9%    $413.4   20.0%
    AA                                     90.7     4.8%       145.9     5.7%     146.4    5.8%     144.5    6.9%     166.5    8.1%
    A                                     537.4    28.3%       741.7    28.8%     736.8   29.1%     615.6   29.2%     627.9   30.4%
    BBB                                   628.5    33.2%       785.8    30.6%     829.5   32.8%     661.8   31.4%     674.6   32.7%
    BB and below                           82.6     4.4%        78.0     3.0%      78.0    3.1%      74.2    3.6%      77.3    3.8%
                                     ----------- -------- ----------- -------- --------- ------- --------- ------ --------- ------
     Subtotal                           1,772.2    93.5%     2,457.4    95.6%   2,421.2   95.7%   2,000.1   95.0%   1,959.7   95.0%
    Commercial mortgage loans             123.0     6.5%       112.6     4.4%     108.0    4.3%     105.5    5.0%     103.5    5.0%
                                     ----------- -------- ----------- -------- --------- ------- --------- ------ --------- ------
  TOTAL                                $1,895.2   100.0%    $2,570.0   100.0%  $2,529.2  100.0%  $2,105.6  100.0%  $2,063.2  100.0%
------------------------------------ ----------- -------- ----------- -------- --------- ------- --------- ------ --------- ------
  Weighted Average Rating                     A                   A+                  A                 A                A
------------------------------------ -------------------- -------------------- ----------------- ---------------- ----------------
  BY SECTOR
    U.S. Treasury securitie
      and U.S. government agency
      obligations                         $26.9     1.4%       $62.2     2.4%    $195.1    7.7%     $47.4    2.3%     $45.9   2.2%
    Corporate securities                1,208.1    63.7%     1,631.3    63.5%   1,561.2   61.7%   1,381.8   65.6%   1,428.1  69.3%
    Municipal bonds                        33.1     1.7%        33.0     1.3%      31.4    1.2%      28.4    1.3%      29.2   1.4%
    Mortgage and asset-backed
      securities                          497.6    26.3%       595.1    23.1%     583.2   23.1%     462.4   22.0%     489.1  23.7%
    Preferred stock                         3.5     0.2%         3.2     0.1%       3.3    0.1%       2.6    0.1%       2.8   0.1%
    Commercial mortgage loans             123.0     6.5%       112.6     4.4%     108.0    4.3%     105.5    5.0%     103.5   5.0%
     Subtotal                           1,892.2    99.8%     2,437.4    94.8%   2,482.2    98.1%  2,028.1   96.3%   2,098.6 101.7%
    Cash                                    3.0     0.2%       132.6     5.2%      47.0     1.9%     77.5    3.7%     (35.4) -1.7%
                                     ----------- -------- ----------- -------- --------- ------- --------- ------ --------- ------
  TOTAL                                $1,895.2   100.0%    $2,570.0   100.0%  $2,529.2   100.0% $2,105.6  100.0% $2,063.2  100.0%
------------------------------------ ----------- -------- ----------- -------- --------- ------- --------- ------ --------- ------
  Weighted Average Book Yield                  5.8%                5.6%                5.7%             5.8%             6.0%
  Option Adjusted Duration (years)              5.1                 5.1                4.7               4.5              4.8
----------------------------------------------------------------------------------------------------------------------------------
(1) Consists of assets held by ceding insurers under modified coinsurance and funds withheld coinsurance arrangements

                                                                                                                            PAGE 16

                                           Scottish Re Group Limited
                               Supplemental Information - Investments continued
                                 (stated in millions of United States Dollars)
                                                  (unaudited)

------------------------------------ ----------- -------- ----------- ------ ---------- ------ --------- ------- --------- ------
                                     30-Sep-05            31-Dec-05          31-Mar-06         30-Jun-06         30-Sep-06
                                       Market               Market            Market            Market            Market
                                       Value        %       Value       %      Value      %     Value      %      Value      %
------------------------------------ ----------- -------- ----------- ------ ---------- ------ --------- ------- --------- ------
TRIPLE X TRANSACTIONS (1)
-------------------------
  BY RATINGS
    AAA                                  $953.1    61.2%    $1,808.6   64.5%   $1,690.1   60.1% $2,967.7   55.4%  $2,718.9   49.2%
    AA                                    359.3    23.1%       652.6   23.3%      724.0   25.8%  1,414.4   26.4%   1,616.3   29.3%
    A                                     235.4    15.1%       330.1   11.8%      390.7   13.9%    857.9   16.0%   1,083.4   19.6%
    BBB                                     9.3     0.6%        12.5    0.4%        7.0    0.2%    116.1    2.2%     106.2    1.9%
    BB and below                            0.0     0.0%         0.0    0.0%        0.0    0.0%      0.0    0.0%       0.0    0.0%
    Not Rated (2)                           0.0     0.0%         0.0    0.0%        0.0    0.0%      0.0    0.0%       0.0    0.0%
                                     ----------- -------- ----------- ------ ---------- ------ --------- ------- --------- ------
  TOTAL                                $1,557.1   100.0%    $2,803.8  100.0%   $2,811.8  100.0% $5,356.1  100.0%  $5,524.8  100.0%
------------------------------------ ----------- -------- ----------- ------ ---------- ------ --------- ------- --------- ------
  Weighted Average Rating                    AA+                 AA+               AA+               AA+               AA+
------------------------------------ -------------------- ------------------ ----------------- ----------------- ----------------
  BY SECTOR
    U.S. Treasury securities
     and U.S. government
     agency obligations                    $9.0     0.6%       $16.7    0.6%      $44.4    1.6%    $44.0    0.8%     $53.0   1.0%
    Corporate securities                  215.2    13.8%       355.6   12.7%      386.1   13.7%    921.7   17.2%   1,037.4  18.7%
    Municipal bonds                         0.0     0.0%         1.1    0.0%        6.5    0.2%     14.3    0.3%      14.8   0.3%
    Mortgage and asset-backed
     securities                         1,296.0    83.2%     1,471.0   52.5%    2,187.8   77.8%  3,154.6   58.9%   3,512.9   63.6%
    Preferred stock                         0.0     0.0%         0.0    0.0%        0.0    0.0%      0.0    0.0%       0.0    0.0%
                                     ----------- -------- ----------- ------ ---------- ------ --------- ------- --------- ------
     Subtotal                           1,520.2    97.6%     1,844.4   65.8%    2,624.8   93.3%  4,134.6   77.2%   4,618.1   83.6%
    Cash                                   36.9     2.4%       959.4   34.2%      187.0    6.7%  1,221.5   22.8%     906.7   16.4%
                                     ----------- -------- ----------- ------ ---------- ------ --------- ------- --------- ------
  TOTAL                                $1,557.1   100.0%    $2,803.8  100.0%   $2,811.8  100.0% $5,356.1  100.0%  $5,524.8  100.0%
------------------------------------ ----------- -------- ----------- ------ ---------- ------ --------- ------- --------- ------
  Weighted Average Book Yield                   4.3%               4.5%               5.0%              5.5%           5.5%
  Option Adjusted Duration (years)              1.9                1.6                1.7               1.9             2.0
---------------------------------------------------------------------------- ----------------------------------------------------
(1) Includes assets in trust related to excess reserves, economic reserves, surplus, debt service accounts, etc.
(2) 30-Jun-05 contains one security that was purchased during Q2 2005 but was not rated until Q3 2005

                                                                                                                            PAGE 17

                                         Scottish Re Group Limited
                         Supplemental Information - North America Life Reinsurance
                                     (stated in United States Dollars)
                                                (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                       30-Sep       31-Dec       31-Mar       30-Jun       30-Sep        31-Dec      31-Mar    30-Jun     30-Sep
                        2004         2004         2005         2005         2005          2005        2006      2006       2006
-------------------- ------------ ------------ ------------ ------------ ------------ ------------- --------- ---------- ----------
Traditional life
 reinsurance
 inforce
 ($billions)              $307.4     $1,006.6     $1,019.1     $1,025.8     $1,023.6      $1,025.8  $1,025.0   $1,024.6   $1,024.6

Lives covered
 (millions)                  7.5         14.2         13.5         13.9         13.9          13.5      14.1       14.2       14.3

Average benefit
 per life                $40,927      $70,642      $75,765      $73,942      $73,740       $75,757   $72,835    $72,178    $71,870
------------------------------------------------------------------------------------------------------------------------ ----------

                              Supplemental Information - North America Financial Solutions
                                     (stated in thousands of United States Dollars)
                                                        (unaudited)
------------------------------------------------------------------------------------------------------------------------ ----------
                       30-Sep       31-Dec       31-Mar       30-Jun       30-Sep        31-Dec      31-Mar    30-Jun     30-Sep
                        2004         2004         2005         2005         2005          2005        2006      2006       2006
-------------------- ------------ ------------ ------------ ------------ ------------ ------------- --------- ---------- ----------
GAAP reserves (1)
 Fixed annuities      $2,425,838   $2,472,526   $2,539,595   $2,561,582   $2,563,438    $3,187,938  $3,222,878$3,240,312 $3,119,601
 Funding agreements      500,493      500,634      500,746      500,584      500,800       500,858   575,873    651,998          0
 Life insurance          405,223      379,948      392,781      398,038      388,131       379,336   365,470    324,743    323,690
 Disabled life
  reserves                73,512       72,301       68,093       69,525       67,924        65,365    63,067     61,521     59,527
 Credit life and
  other                   13,650       16,692       18,573       20,451       24,373        26,786    26,890     27,432     27,169
                     ------------ ------------ ------------ ------------ ------------ ------------- --------- ---------- ----------
TOTAL                 $3,418,716   $3,442,101   $3,519,788   $3,550,180   $3,544,666    $4,160,283  $4,254,178$4,306,006 $3,529,987
--------------------------------------------------------------------------------------------------- --------- ---------- ----------

(1) The majority of these reserves are contained in Interest Sensitive Contract Liabilities on the consolidated balance sheet.
The remainder pertains to term/traditional life reserves that are categorized as Reserves for Future Policy Benefits on the consolidated balance sheet.

                                                                                                                            PAGE 18

                                                        Scottish Re Group Limited
                             Supplemental Information - Collateral Finance Facilities: Summary of Key Terms
                                                               (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral
                                           Finance
             Transaction   Consolidated    Facility
               Closing     in Financial   Liability
 Facility        Date       Statements?   (millions)                                     Other Details
------------ ------------- -------------- ----------- -----------------------------------------------------------------------------
HSBC I        25-Jun-04         Yes          $188     This facility provides up to $200 million that can be used to collateralize reinsurance obligations under intercompany reinsurance agreements. A total return swap with HSBC Bank, USA, N.A. entitles us to the total return of the investment portfolio of the trust established for this facility.
------------ ------------- -------------- ----------- -----------------------------------------------------------------------------
Stingray      12-Jan-05         No          n/a *     We acquired an irrevocable put option to issue up to $325 million of funding
                           (except debt               agreements  to Stingray Investor Trust in return for the assets of a portfolio
                            obligations)              of 30-day commercial paper.  This put option may be exercised at any time.
                                                      This facility may also provide collateral for Scottish Re (U.S.), Inc. for reinsurance obligations under intercompany quota share reinsurance agreements.
                                                      This facility matures 12-Jan-15.
------------ ------------- -------------- ----------- ------------------------------------------------------------------------------
Orkney I      11-Feb-05         Yes          $850     Orkney Holdings, LLC issued and sold an aggregate of $850 million of floating rate insured notes due 11-Feb-35 (the "Orkney Notes"). Proceeds from this offering were used to fund the Regulation XXX reserve requirements for a defined block of level premium term life insurance policies issued between
                                                      1-Jan-00 and 31-Dec-03 reinsured by Scottish Re (U.S.), Inc. to Orkney Re,
                                                      Inc., a South Carolina special purpose captive insurance company.  Proceeds from the Orkney Notes have been deposited into a series of trusts that collateralize the notes.
------------ ------------- -------------- ----------- ------------------------------------------------------------------------------
Orkney II     21-Dec-05         Yes          $450     Proceeds from this offering were used to fund the Regulation XXX requirements for a defined block of level premium term life insurance policies issued between 1-Jan-04 and 31-Dec-04 reinsured by Scottish Re (U.S.), Inc. to Orkney
                                                      Re II plc.  Proceeds from the Orkney II Notes have been deposited into a series of trusts that collateralize the notes.
----------------------------------------------------- ------------------------------------------------------------------------------
* $265 million included in Interest Sensitive
Contract Liabilities

                                                                                                                            PAGE 19

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Scottish Re Group Limited
                    Supplemental Information - Collateral Finance Facilities: Summary of Key Terms - continued
                                                        (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                             Collateral
                                             Finance
                    Transaction Consolidated Facility
                     Closing        in       Liability
                                 Financial
     Facility          Date     Statements?  (millions)                              Other Details
------------------- ----------- ------------ -------- -----------------------------------------------------------------------------
HSBC II             22-Dec-05       Yes       $518    This is a 20 year collateral finance facility that provides up to $1.0 bln of Regulation XXX collateral support for the business acquired from ING and can be used to collateralize reinsurance obligations under intercompany reinsurance agreements.  A total return swap with HSBC Bank, USA, N.A.
                                                      entitles us to the total return of the investment portfolio of the trust established for this facility.
------------------- ----------- ------------ -------- -----------------------------------------------------------------------------
Reinsurance         22-Dec-05       No         n/a    This long term reinsurance facility with a third party, Bermuda-domiciled
Facility                                              reinsurer provides up to $1.0 billion of Regulation XXX collateral support for the business acquired from ING.  The Bermuda reinsurer provides security in the form of letters of credit and/or assets in trust equal to statutory reserves.
------------------- ----------- ------------ -------- -----------------------------------------------------------------------------
Ballantyne Re        2-May-06       Yes      $1,742   Ballantyne Re plc issued $1.74 billion of debt to external investors and
                                                      $178 million of debt to Scottish Annuity & Life Insurance Co. (Cayman) Ltd.
                                                      Proceeds from this offering were used to fund the Regulation XXX reserve requirements for the business acquired from ING America Insurance Holdings,
                                                      Inc. Proceeds from the offering have been deposited into a series of accounts that collateralize the reserve obligations of Scottish Re (U.S.), Inc. a series of accounts that collateralize the reserve obligations of Scottish Re
                                                      (U.S.), Inc.
------------------- ----------- ------------ -------- -----------------------------------------------------------------------------


                                                                                                                            PAGE 20

-------------------------------------------------------------------------------------------------------------
                                         Scottish Re Group Limited

                           Insurance Financial Strength Ratings (as of 30-Sep-06)
-------------------------------------------------------------------------------------------------------------
                                                                                         Moody's
                                                               A.M. Best        Fitch    Investors Standard
                         Company                              Company (1)     Ratings    Service   & Poor's
                                                                                 (2)       (3)        (2)
----------------------------------------------------------- ----------------- ---------- --------- ----------
Scottish Annuity and Life Insurance Co. (Cayman) Ltd.              B+            BBB       Baa3      BBB-
Scottish Re (U.S.), Inc.                                           B+            BBB       Baa3      BBB-
Scottish Re Ltd.                                                   B+            BBB       - -       BBB-
Scottish Re Life Corp.                                             B+            - -       - -       BBB-
----------------------------------------------------------- ----------------- ---------- --------- ----------

(1) Ratings under review with negative implications
(2) Negative watch
(3) Ratings under review; direction uncertain

                                              Analyst Coverage
-------------------------------------------------------------------------------------------------------------
                           Firm                                       Analyst               Phone Number
----------------------------------------------------------- ---------------------------- --------------------
A.G. Edwards & Sons, Inc.                                     J. Jeffrey Hopson, CFA        314-955-2640
Bear, Stearns & Co.                                           Saul Martinez                 212-272-3528
Fox-Pitt Kelton                                               John Nadel                    212-857-6149
Lehman Brothers                                               Eric N. Berg                  212-526-2805
Oppenheimer & Co.                                             Richard Sbaschnig, CFA        212-668-4474
UBS                                                           Andrew Kligerman              212-713-2492
Wachovia Securities                                           John A. Hall                  212-214-8032
----------------------------------------------------------- ---------------------------- --------------------

                                                                                                                            PAGE 21


Investor Relations Contact:
--------------------------
Dean E. Miller
EVP & Chief Financial Officer
Scottish Re Group Limited
(441) 298-4395
dean.miller@scottishre.com